Exhibit 8.1

Subsidiary name	Jurisdiction of incorporation
AerCap Aircraft Finance XI B.V.	The Netherlands
AerCap Aircraft Finance XII B.V.	The Netherlands
AerCap Aircraft Finance XIII B.V.	The Netherlands
AerCap Aircraft Finance XVII B.V.	The Netherlands
AerCap Aircraft Finance XVIII B.V.	The Netherlands
AerCap B.V.	The Netherlands
AerCap Group Services B.V.	The Netherlands
AerCap Dutch Aircraft Leasing I B.V.	The Netherlands
AerCap Leasing I B.V.	The Netherlands
AerCap Leasing II B.V.	The Netherlands
AerData B.V.	The Netherlands
AerCap Leasing XIII B.V.	The Netherlands
AerCap Leasing XIV B.V.	The Netherlands
AerCap Leasing XIX B.V.	The Netherlands
AerCap Leasing XVI B.V.	The Netherlands
AerCap Leasing XVII B.V.	The Netherlands
AerCap Leasing XVIII B.V.	The Netherlands
AerCap Leasing XXIX B.V.	The Netherlands
AerCap Leasing XXX B.V.	The Netherlands
AerCap Netherlands B.V.	The Netherlands
AeroTurbine B.V.	The Netherlands
AMS AerCap B.V.	The Netherlands
Brazilian Aircraft Finance X B.V.	The Netherlands
Brazilian Aircraft Finance XI B.V.	The Netherlands
Brazilian Aircraft Finance XIII B.V.	The Netherlands
Brazilian Aircraft Finance XIV B.V.	The Netherlands
Brazilian Aircraft Finance XV B.V.	The Netherlands
Brazilian Aircraft Finance XVII B.V.	The Netherlands
Budapest Aircraft Finance I B.V.	The Netherlands
Mexican Aircraft Finance I B.V.	The Netherlands
Mexican Aircraft Finance II B.V.	The Netherlands
AerCap AerVenture Holding B.V.	The Netherlands
Stockholm Aircraft Finance III B.V.	The Netherlands
Stockholm Aircraft finance IV B.V.	The Netherlands
AerCap Irish Aircraft Leasing 1 Limited	Republic of Ireland
AerCap Celtavia 1 Limited	Republic of Ireland
AerCap Celtavia 2 Limited	Republic of Ireland
AerCap Celtavia 3 Limited	Republic of Ireland
AerCap Celtavia 4 Limited	Republic of Ireland
AerCap Celtavia 5 Limited	Republic of Ireland
AerCap Celtavia 6 Limited	Republic of Ireland
Air Tara Limited	Republic of Ireland
AerCap Administrative Services Limited	Republic of Ireland
AerCap Associate Holdings Limited	Republic of Ireland
AerCap Cash Manager Limited	Republic of Ireland
AerCap Cash Manager II Limited	Republic of Ireland
AerCap CNW Finance Limited	Republic of Ireland
AerCap Financial Services (Ireland) Limited	Republic of Ireland
AerCap Fokker Limited	Republic of Ireland
AerCap Fokker100 Finance Limited	Republic of Ireland
AerCap Ireland Limited	Republic of Ireland
AerCap 1041 Limited	Republic of Ireland
Deasnic Aircraft Leasing Limited	Republic of Ireland
Air Maple Limited	Republic of Ireland
GPA Group Limited	Republic of Ireland

GPA Aero Citra Limited	Republic of Ireland
AerFi Group Limited	Republic of Ireland
Irish Aerospace Limited	Republic of Ireland
Tyrolean Limited	Republic of Ireland
Irish Aerospace Leasing Limited	Republic of Ireland
AerCap Jetprop Limited	Republic of Ireland
Skyscape Limited	Republic of Ireland
Sunflower Aircraft Leasing Limited	Republic of Ireland
Ancla Ireland Limited	Republic of Ireland
Jasmine Aircraft Leasing Limited	Republic of Ireland
Jasper Aircraft Leasing Limited	Republic of Ireland
AerCap A330 Limited	Republic of Ireland
AerCap Engine Leasing Limited	Republic of Ireland
Rosso Aircraft Leasing Limited	Republic of Ireland
Azzurro Aircraft Leasing Limited	Republic of Ireland
AerCap Note Purchaser Limited	Republic of Ireland
Lishui Aircraft Leasing Limited	Republic of Ireland
Orchid Aircraft Leasing Limited	Republic of Ireland
Berlin Aircraft Leasing Limited	Republic of Ireland
Pirlo Aircraft Leasing Limited	Republic of Ireland
Jade Aircraft Leasing Limited	Republic of Ireland
AerVenture Limited	Republic of Ireland
Bella Aircraft Leasing 1 Limited	Republic of Ireland
AerCap Sverige Aircraft Leasing AB	Sweden
AerFi Sverige AB	Sweden
AerFi Sverige Aircraft AB	Sweden
Dijon Location S.A.R.L.	France
Lyon Location S.A.R.L	France
Lille Location S.A.R.L	France
Metz Location S.A.R.L.	France
Toulouse Location S.A.R.L.	France
Elasis Leasing Limited	United Kingdom
AerCap UK Limited	United Kingdom
AerCap International Limited	United Kingdom
Asset Management A/S	Norway
AerCap (Bermuda) No.3 Limited	Bermuda
AerCap Holdings (Bermuda) Limited	Bermuda
LC Bermuda No. 2 Limited	Bermuda
LC Bermuda No. 2 L.P.	Bermuda
Juan B. Martinez Leasing 1 Limited	Bermuda
Juan B. Martinez Leasing 2 Limited	Bermuda
AerFunding 1 Limited and subsidiaries	Bermuda
AerCap Bermuda A330 Limited	Bermuda
AerCap, Inc	United States of America
AerCap Group Services ,Inc	United States of America
AerCap Corporation	United States of America
AerCap Leasing USA I, Inc	United States of America
AerCap Leasing USA II, Inc	United States of America
AeroTurbine, Inc	United States of America
AerCap International (IOM) Limited	Isle of Man
AerCap IOM Limited	Isle of Man
AerCap Holding (I.O.M.) Limited	Isle of Man
Acorn Aviation Limited	Isle of Man
Crescent Aviation Limited	Isle of Man
Stallion Aviation Limited	Isle of Man

AerCap Corvo Limited	Cayman Islands
Elasis (Cayman Islands) Limited	Cayman Islands
AerCap 320 Limited	Cayman Islands
AerCap 320 C Limited	Cayman Islands
AerCap Leasing 8 Limited	Cayman Islands
AerCap HK-320-A Limited	Cayman Islands
AerCap HK-320-B Limited	Cayman Islands
AerCap HK-320-C Limited	Cayman Islands
AerCap G Caymans Limited	Cayman Islands
Air Tara Hong Kong Limited	Cayman Islands
AerCap A Bordeaux Limited	Cayman Islands
AerCap Jet Limited	Jersey
Aircraft Lease Securitisation Ltd and subsidiaries	Jersey
AerCap Asia Limited	Malaysia